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                                                                   EXHIBIT 10.22

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR APPLICABLE STATE LAWS. THESE SECURITIES MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER SAID ACT OR LAWS, WHICH IN THE CASE OF AN EXEMPTION FROM REGISTRATION SHALL BE THE SUBJECT OF AN OPINION OF COUNSEL (WHICH OPINION AND COUNSEL SHALL BE REASONABLY SATISFACTORY TO THE CORPORATION).

                           INTERACTIVE KNOWLEDGE, INC.
                           STOCK SUBSCRIPTION WARRANT

Warrant to Subscribe for
33,325 Shares of Common Stock                   Effective as of January 8, 1999

                         Not Transferable or Exercisable
                     Except Upon Conditions Herein Specified


                   THIS CERTIFIES that, for value received, Concept Ventures, Inc. or its permitted assigns (the "Holder"), is entitled to subscribe for and purchase from Interactive Knowledge, Inc., a Delaware corporation (the "Corporation"), during the period specified in Section 1 (such period being hereinafter called the "Exercise Period"), up to 33,325 shares (the "Warrant Shares") of the Common Stock $.001 par value ("Common Stock") of the Corporation, at $1.20 per share (such price and such other price as shall result, from time to time, from the adjustments specified in Section 4 hereof is referred to herein as the "Warrant Price").

                    SECTION 1. Term. The Purchase right represented by this Warrant is exercisable, in whole or in part, at any time and from time to time during the next five years and shall expire five years from the date of this warrant on January 7, 2004.

                    SECTION 2. Exercise of Warrant. (a) The rights represented by this Warrant may be exercised by the Holder hereof, in whole or in part, at any time during the Exercise Period by the surrender of this Warrant (properly endorsed) and submission of the Form of Subscription attached hereto as EXHIBIT A at the office of the Corporation, 1033 Walnut Street, Suite 200, Boulder, Colorado 80302 or at such other agency or office of the Corporation in the United States of America as it may designate by notice in writing to the Holder at the address of such Holder appearing on the books of the Corporation, and by payment to the Corporation of the Warrant Price in cash or by certified check for each Warrant Share being purchased. In the event of any exercise of the rights represented by this Warrant, a certificate or certificates for the shares so purchased registered in the name of the Holder, shall be delivered to the Holder hereof within ten days after the rights represented by this Warrant shall have been so exercised; and, unless this Warrant has expired, a new Warrant representing the number of Warrant Shares, if any, with respect to which this Warrant shall not then have been exercised shall also be issued to the Holder hereof within such time. The person in whose name any certificates for Warrant Shares is issued upon exercise of this Warrant shall for all purposes be deemed to have become the holder of record of such shares at the date on which the Warrant was surrendered and payment of the Warrant Price and any applicable taxes was made, irrespective of the date of delivery of such certificate, except that, if the date of such surrender and payment is a date when the stock transfer books of the Corporation are closed, such person shall be deemed to have become the holder of such shares at the close of business on the next succeeding date on which the stock transfer books are open.


                    (b) NOTWITHSTANDING ANY OTHER PROVISION OF THIS WARRANT, THE OBLIGATION OF THE CORPORATION TO ISSUE AND SELL COMMON STOCK TO THE HOLDER UPON EXERCISE OF THIS WARRANT IS EXPRESSLY CONDITIONED UPON COMPLIANCE OF SUCH ISSUANCE AND SALE WITH THE APPLICABLE FEDERAL AND STATE SECURITIES LAWS WITHOUT REGISTRATION OR OTHER QUALIFICATION THEREUNDER. THE CORPORATION SHALL HAVE NO OBLIGATION TO EFFECT ANY REGISTRATION OR OTHER QUALIFICATION WITH RESPECT TO THIS WARRANT OR THE SHARES OF COMMON STOCK ISSUED AND ISSUABLE UPON EXERCISE HEREOF.

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                    (c)  Notwithstanding the provisions of Section 2 (a) above, this Warrant shall automatically be deemed to be exercised in full in the manner set forth in Section 2 (e) hereof, without any further action on behalf of the Holder on the earliest of a date: (x) ten (10) days prior to a "Sale of the Company" (as defined), or (y) immediately prior to the closing of an underwritten initial public offering by the Company (an "IPO"). A "Sale of the Company" shall mean either of the following (i) the acquisition of all or substantially all of the capital stock of the Company by another entity by means of any transaction or series of related transactions (including, without limitation, any reorganization, merger or consolidation but, excluding any merger effected exclusively for the purpose of changing the domicile of the Company); or (ii) a sale of all or substantially all of the assets of the Company; unless the Company's shareholders of record as constituted immediately prior to such acquisition or sale will, immediately after such acquisition or sale (by virtue of securities issued as consideration for the corporation's acquisition or sale or otherwise) hold at least 50% of the voting power of the surviving or acquiring entity. In connection with the exercise of this Warrant pursuant to clause (x) and clause (y) of this Section 2(c), such exercise shall be conditioned upon the closing of such Sale of the Company or IPO and the Warrant shall not be deemed to have been exercised until the closing of such Sale of the Company or IPO.

                    (d) Public Offering. For purposes of this Warrant, IPO means the sale of the Company's Common Stock pursuant to a registration statement under the Securities Act of 1933, as amended, for an underwritten public offering (other than a registration on Form S-8, Form S-4 or comparable forms), which results in aggregate cash proceeds (prior to underwriters' commissions and expenses) to the Company of more than $7,500,000. Immediately prior to the closing of any Public Offering prior to the Expiration Date, any portion of this Warrant then not exercised or exercisable will be exercisable for the number of shares of the Company's Common Stock that would have resulted from the conversion, pursuant to the Company's Articles of Incorporation then in effect of the maximum number of shares of Common Stock that could have been acquired by the Holder upon the exercise of the unexpired portion of this Warrant immediately prior to such Public Offering.

                    (e) Net Issue Election. Upon automatic exercise of this Warrant as provided in Section 2(c) above or at any time or from time to time as the Holder may elect, the Holder shall be entitled to receive, without the payment by the Holder of any additional consideration, shares of Common Stock equal to the value of this Warrant or any portion hereof by the surrender of this Warrant or such portion to the Company, with the net issue election notice attached hereto as EXHIBIT B duly executed, at the principal office of the Company. Thereupon, the Company shall issue to the Holder such number of fully paid and nonassessable shares of Common Stock as is computed using the following formula:

                                    X = Y(A-B)
                                        ------
                                          A

     where:            X=   the number of shares of Common Stock to be issued to
                            the Holder.

                       Y= the number of shares of Common Stock covered by this Warrant in respect of which the net issue election is made.

                       A= the fair market value of one share of Common Stock, as determined pursuant to subsection (f) below, as at the time the net issue election is made.

                       B= the Exercise Price in effect under this Warrant at the time the net issue election is made.

                    (f) Determination of Fair Market Value. For purposes of this Section, fair market value of one share of Common Stock as of a particular date (the "Determination Date") shall mean:

                         (i) In the case of an initial public offering of the
Common Stock, the initial "Price to Public" of one share of Common Stock specified in the final prospectus with respect to such offering;

                         (ii) In the case of a Sale of the Company, the
effective per share consideration to be received in a Sale of the Company by holders of the Common Stock, or if no such price is set


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forth in the agreement concerning the Sale of the Company, then as determined in good faith by the Company's Board of Directors;

                         (iii) If the Company's Common Stock is listed on a
security exchange or the Nasdaq National Market, the closing price of the Company's Common Stock on such exchange or the Nasdaq National Market on the day notice of exercise is provided to the Company under Section 1.4(b) hereof; or

                         (iv) If Sections 2(f)(i), (ii), or (iii) do not apply,
then as determined by the Board of Directors in good faith, which determination shall be conclusive and binding on the holder hereof.

                    SECTION 3. Representations of Holder.

                    3.1 Investment Intent. Holder hereby warrants and represents that Holder is acquiring this Warrant, and any Warrant Shares issued upon exercise of this Warrant, for Holder's own account and not with a view to their resale or distribution.

                    3.2 Exempt from Registration. Holder acknowledges that this Warrant has not been registered under the Securities Act of 1933, as amended (the "1933 Act"), on the ground that the issuance of this Warrant is exempt from registration pursuant to Section 4(2) of the 1933 Act, and that the Company's reliance on such exemption is predicated on the representations of Holder set forth herein.

                    3.3 Investment Experience. In connection with the investment representations made herein, Holder represents that it is able to fend for itself in the transactions contemplated by this Warrant, has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of his investment, has the ability to bear the economic risks of its investment and has been furnished with and has had access to such information as it has requested and deemed appropriate to its investment decision.

                    3.4 Restricted Securities. Holder hereby confirms that Holder has been informed that this Warrant, and the Warrant Shares issued upon exercise of this Warrant, are restricted securities under the 1933 Act and may not be resold or transferred unless this Warrant, and the Warrant Shares issued upon exercise of this Warrant, are first registered under the federal securities laws or unless an exemption from such registration is available. Accordingly, Holder hereby acknowledges that Holder is prepared to hold this Warrant, and the Warrant Shares issued upon exercise of this Warrant, for an indefinite period and that Holder is aware that Rule 144 of the Securities and Exchange Commission issued under the 1933 Act is not presently available to exempt the issuance of this Warrant from the registration requirements of the 1933 Act.

                         (a) Disposition of Shares. Holder hereby agrees that
Holder shall make no disposition of this Warrant, and the Warrant Shares issued upon exercise of this Warrant, unless and until Holder shall have (i) provided the Company with an opinion of counsel reasonably satisfactory to the Company that (A) the proposed disposition does not require registration of the Warrant Shares under the 1933 Act, or (B) all appropriate action necessary for compliance with the registration requirements of the 1933 Act or of any exemption from registration available under the 1933 Act (including Rule 144) has been taken. Disposition of this Warrant is further restricted by Sections
3.5 and 7 of this Warrant.

                    3.5 Restrictive Legend. In order to reflect the restrictions on disposition of the Warrant Shares, the stock certificates for the Warrant Shares will be endorsed with the following restrictive legends to the following effect:

          "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE SOLD OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO


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          AN APPLICABLE EXEMPTION TO THE REGISTRATION REQUIREMENTS OF SUCH ACT
          OR SUCH LAWS.

          THE SHARES OF STOCK REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO THE TERMS OF A STOCK SUBSCRIPTION WARRANT DATED JANUARY 8, 1999 AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED, HYPOTHECATED OR OTHERWISE DISPOSED OF EXCEPT IN ACCORDANCE WITH THE TERMS OF SUCH WARRANT. SUCH WARRANT MAY BE EXAMINED AT THE PRINCIPAL PLACE OF BUSINESS OF THE COMPANY AND A COPY THEREOF WILL BE FURNISHED WITHOUT CHARGE TO THE HOLDER OF THIS CERTIFICATE UPON RECEIPT BY THE COMPANY AT ITS PRINCIPAL PLACE OF BUSINESS OR REGISTERED OFFICE OF A WRITTEN REQUEST FROM THE SHAREHOLDER.

                    SECTION 4. Covenants as to Common Stock. The Corporation covenants and agrees that all shares of Common Stock that may be issued upon the exercise of the rights represented by this Warrant, will, upon issuance, be validly issued, fully paid and nonassessable and free from all taxes, liens and charges with respect to the issue thereof. Without limiting the generality of the foregoing, the Corporation covenants that it will from time to time take all such actions as may be requisite to assure that the stated or par value per share of Common Stock is at all times equal to or less than the lowest Warrant Price per share of Common Stock issuable upon exercise of this Warrant. The Corporation further covenants and agrees that the Corporation will at all times have authorized and reserved, free from preemptive rights, a sufficient number of shares of its Common Stock to provide for the exercise of the rights represented by this Warrant.

                    SECTION 5. Recapitalization; Fundamental Changes; Extraordinary Distributions.

                    5.1 Changes in Outstanding Shares. If the Corporation at any time subdivides or combines its outstanding shares of the Common Stock into greater or lesser number of the shares of the Common Stock (including, without limitation, by stock dividend, stock split, or recapitalization), then (a) the Warrant Price shall be adjusted so that it shall equal the price determined by multiplying the Warrant Price by a fraction, the numerator of which shall be the number of shares of the Common Stock outstanding immediately prior to such action and the denominator of which shall be the number of shares outstanding immediately after giving effect to such action, and (b) the number of Shares purchasable for the Warrant Price upon exercise of this Warrant at the time of the effective date of such subdivision or combination shall be adjusted so that such number shall equal the number determined by multiplying the number of shares purchasable for the Warrant Price immediately prior to such subdivision or combination by a fraction, the numerator of which shall be the number of shares of the Common Stock outstanding immediately after giving effect to such action and the denominator of which shall be the number of shares outstanding immediately prior to such action.

                    5.2 Reclassification or Merger. Subject to the provisions of
Section 2, in the event of any capital reorganization or reclassification of the capital stock of the Corporation, any consolidation or merger of the Corporation with or into another corporation, or any sale, lease or other disposition of all or substantially all of the assets of the Corporation, that is effected in such a manner that holders of shares of the Common Stock are entitled to receive securities and/or property (including cash) with respect to or in exchange for shares of the Common Stock, the Corporation shall, as a condition precedent to such transaction, cause effective provision to be made so that the Holder shall have the right thereafter to exercise this Warrant for the kind and amount of securities and/or other property receivable upon such event by a holder of the number of shares of the Common Stock for which this Warrant could have been exercised immediately prior to such event, subject to the adjustments which shall be as nearly equivalent as practicable to the adjustments provided for in this Warrant.

                    5.3 Extraordinary Distribution. If the Corporation makes any distribution of its assets upon or with respect to shares of the Common Stock as a liquidating or partial liquidating dividend, or other than as a dividend payable out of legally available funds, the Holder shall upon exercise of this Warrant thereafter, receive, in addition to the shares of the Common Stock so purchased or paid, the amount of such assets (or, at the option of the


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Corporation, a sum equal to the fair value thereof at the time of distribution as determined by the Board of Directors of the Corporation in its reasonable discretion) which would have been distributed to the Holder upon exercise of this Warrant immediately prior to the record date for such distribution.

                    5.4 Notice of Adjustment. Whenever the Warrant Price shall be adjusted as provided in this Section 5, the Corporation shall forthwith file, at the principal office of the Corporation, a statement showing in detail the facts requiring such adjustment and the Warrant Price that shall be in effect after such adjustment, and the Corporation shall also cause a copy of such statement to be sent by mail, first class postage prepaid, to the Holder at the address of the Holder appearing on the Corporation's records. Where appropriate, such copy may be given in advance and may be included as part of a notice required to be mailed under the provisions of subsection 5.5.

                    5.5 Notice of Record Date. In the event the Corporation shall propose to take any action of the type described in this Section 5, the Corporation shall give notice to the Holder, in the manner set forth in subsection 5.4, which notice shall specify the record date, if any, with respect to any such action and the approximate date on which such action is to take place. Such notice shall also set forth such facts with respect thereto as shall be reasonably necessary to indicate the effect of such action (to the extent such effect may be known at the date of such notice) on the Warrant Price and the number, kind or class of shares or other securities or property which shall be deliverable upon the exercise of this Warrant. In the case of any action which would require the fixing of a record date, such notice shall be given at least 10 days prior to the date so fixed, and in case of all other action, such notice shall be given at least 15 days prior to the taking of such proposed action.

                    SECTION 6. Stockholder Rights. This Warrant shall not entitle the Holder to any voting rights or other rights as a stockholder of the Corporation.

                    SECTION 7. Transfer of Warrant. This Warrant is not transferable, except upon dissolution of Holder, as a distribution to the owners of Concept Ventures, Inc., or if Holder is an individual to Holder's spouse, children, grandchildren, and/or to a trust for the beneficiary of Holder's spouse, children and/or grandchildren, or upon the death of Holder. All such transfers shall be Subject to Sections 2 and 3, and shall be requested at the agency or office of the Corporation referred to in Section 2, by the Holder in person or by duly authorized attorney, upon surrender of this Warrant properly endorsed and in compliance with any requirements stated elsewhere herein. Each taker and holder of this Warrant or portion hereof, by taking or holding the same, consents and agrees that this Warrant, when endorsed in blank, shall be deemed negotiable, and, when so endorsed the holder hereof may be treated by the Corporation and all other persons dealing with this Warrant as the absolute owner hereof for any purposes and as the person entitled to exercise the rights represented by this Warrant, or to the transfer hereof on the books of the Corporation, any notice to the contrary notwithstanding; but until each transfer on such books, the Corporation may treat the registered holder hereof as the owner hereof for all purposes.

                    SECTION 8. Exchange of Warrant. This Warrant is exchangeable upon the surrender hereof by the Holder at the office or agency of the Corporation designated in Section 2 hereof, for new Warrants of like tenor representing in the aggregate the rights to subscribe for and purchase the number of shares that may be subscribed for and purchased hereunder, each of such new Warrants to represent the right to subscribe for and purchase such number of shares as shall be designated by said holders hereof at the time of such surrender.

                    SECTION 9. Lost, Stolen, Mutilated or Destroyed Warrant. If this Warrant is lost, stolen, mutilated or destroyed, the Corporation may, on such terms as to indemnify or otherwise as it may in its discretion impose (which shall, in the case of a mutilated Warrant, include the surrender thereof), issue a new Warrant of like denomination and tenor as the Warrant so lost, stolen, mutilated or destroyed. Any such new Warrant shall constitute an original contractual obligation of the Corporation, whether or not the allegedly lost, stolen, mutilated or destroyed Warrant shall be at any time enforceable by anyone.

                    SECTION 10. Amendment, Waiver. This Warrant and any term hereof may be amended, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought.



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                    SECTION 11. Governing Law. This Warrant shall be governed
and interpreted in accordance with the laws of the State of Delaware.

                    IN WITNESS WHEREOF, INTERACTIVE KNOWLEDGE, INC. has caused this Warrant to be executed by its duly authorized officers under its corporate seal, and this Warrant to be dated as of the date first set forth above.

                                       INTERACTIVE KNOWLEDGE, INC.


                                       By:  /s/ TIMOTHY R. SCHIEWE
                                            -----------------------------------
                                            Timothy R. Schiewe, President

ATTEST:

/s/ DONNA BURK
---------------------
Donna Burk, Secretary


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